FORM OF WARRANT

THESE WARRANTS MAY BE EXERCISED PRIOR TO ANY REGISTRATION STATEMENT COVERING THE SHARES OF COMMON STOCK UNDERLYING THE WARRANTS BEING DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933. UNLESS OTHERWISE PROVIDED HEREIN, THE FILING OF ANY SUCH REGISTRATION STATEMENT SHALL BE AT THE SOLE DISCRETION OF THE COMPANY. THE WARRANTS MAY ONLY BE EXERCISED IN THOSE STATES IN WHICH IT IS LEGALLY PERMISSIBLE TO DO SO.

WARRANT NUMBER	PCS EDVENTURES!.COM, INC.	NUMBER OF WARRANTS
510030	Incorporated Under the Laws of the State of Idaho	175,000

CERTIFICATE FOR WARRANTS TO PURCHASE COMMON STOCK

This Warrant Certificate Certifies that **TODD R. & PATRICIA S. HACKETT** registered assigns (the "Warrant Holder"), is the registered owner of the above indicated number of Warrants expiring at 11:59 p.m. Mountain Time, 36 months from the date hereof (the "Expiration Date"). One (1) Warrant entitles the Warrant Holder to purchase one share of "restricted" Rule 144 Common Stock, no par value (the "Share"), from the Company at a purchase price of $0.12 per share of Common Stock from the effective date of this agreement forward for 18 months; and any remaining unexercised warrants after the first 18 months, the purchase price increases to $0.18 (the "Exercise Price"). These Warrants are fully vested and exercisable.

This Warrant may be exercised in full by the Warrant Holder hereof by delivery of an original or facsimile copy of the Warrant Exercise Form, duly executed by such Warrant Holder and surrender of the original Warrant within five (5) days of exercise, to the Company at its principal office, accompanied by payment, in cash, wire transfer or by certified or official bank heck payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price.

The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or part of the Warrants during the Exercise Period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of any Warrants evidenced by this Warrant Certificate the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised. No fractional shares may be purchased.

No Warrant may be exercised after 5:00 p.m. Mountain Time on the Expiration Date and any Warrant not exercised by such time shall expire and become void unless extended by the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its CEO and by its Secretary, each by a facsimile of his signature and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated: January 26, 2012

Final Expiration Date: January 26, 2015

PCS EDVENTURES!.COM, INC.

By ______________________
Robert O. Grover
CEO

By ______________________
Donald J. Farley
Secretary

(Seal)

WARRANT EXERCISE FORM

The undersigned Warrant Holder hereby elects to exercise Warrants to purchase a total of ___________ shares of the Common Stock of PCS Edventures!.COM, Inc., an Idaho corporation (the "Company"), in accordance with the Warrant Certificate.

Simultaneous with the surrender of this Warrant Exercise Form, the undersigned hereby tenders to the Warrant Agent:

the sum of $_____________________, representing the full Warrant Price for the above-referenced Warrant Shares.

Registered Warrant Holder

By:____________________________
Printed Name

____
Signature